UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 06, 2026

PepGen Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41374	85-3819886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Harrison Avenue 8th Floor
Boston, Massachusetts		02118
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 797-0979

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	PEPG	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 6, 2026, PepGen Inc. (the “Company”) announced its financial results for the quarter ended June 30, 2026 and other business updates and issued a press release titled “PepGen Reports Second Quarter 2026 Financial Results and Recent Corporate Highlights.” A copy of the press release is furnished as Exhibit 99.1.

The information in Item 2.02 of this Current Report on Form 8-K (this “Form 8-K”), including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

On August 6, 2026, the Company updated its Corporate Presentation in connection with recent corporate updates, a copy of which is being furnished as Exhibit 99.2.

The information in Item 7.01, in this Form 8-K, including Exhibit 99.2, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On August 6, 2026, the Company announced that an independent Data and Safety Monitoring Board (the “DSMB”) has recommended advancing the ongoing Phase 2 FREEDOM2-DM1 study into the third and highest multiple ascending dose (“MAD”) cohort of 12.5 mg/kg, with no recommended changes to the study protocol. The DSMB also recommended dose escalation in the open-label extension (“OLE”) study from 5 mg/kg to 10 mg/kg. A copy of the press release issued in connection with the announcement is attached as Exhibit 99.3 to this form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits

Exhibit Number	Description
99.1	Press release issued by PepGen Inc. on August 6, 2026 titled "PepGen Reports Second Quarter 2026 Financial Results and Recent Corporate Highlights"
99.2	Corporate Presentation updated as of August 2026
99.3	Press release issued by PepGen Inc. on August 6, 2026 titled "PepGen to Advance PGN-EDODM1 into Highest Dose Cohort in Phase 2 FREEDOM2-DM1 Study Following DSMB Review"
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PepGen Inc.

Date:	August 6, 2026	By:	/s/ Noel Donnelly
Noel Donnelly, Chief Financial Officer